ATTACHMENT TO FORM 4

Reporting Person: Silver Lake (Offshore) AIV GP LTD. (1)
Date of Event:   January 3, 2005
Name of Issuer: Seagate Technology (STX)

(1) Each of the following affiliates of Silver Lake Partners, L.P., as joint filers hereof, has appointed Silver
Lake (Offshore) AIV GP LTD. as the designated filer to execute and file this statement on Form 4 for and on behalf of such joint filers:

 Joint Filer: Silver Lake Technology Investors Cayman, L.P.
 Address: c/o Silver Lake Partners, L.P., 2725 Sand Hill Road, Suite 150, Menlo Park, California 94025
 Designated Filer: Silver Lake (Offshore) AIV GP LTD.
 Issuer: Seagate Technology (STX)
 Date of Event Requiring Statement: January 3, 2005

 Signature:  Silver Lake Technology Investors Cayman, L.P.
      By: Silver Lake (Offshore) AIV GP LTD., its general partner

      By: /S/Roberta S. Cohen
      Name: Roberta S. Cohen
      Title: Attorney-in-Fact

      Joint Filer: Silver Lake Investors Cayman, L.P.
      Address: c/o Silver Lake Partners, L.P., 2725 Sand Hill Road, Suite 150, Menlo Park, California 94025
      Designated Filer: Silver Lake (Offshore) AIV GP LTD.
      Issuer: Seagate Technology (STX)
      Date of Event Requiring Statement: January 3, 2005

      Signature:  Silver Lake Investors Cayman, L.P.
      By: Silver Lake Technology Associates Cayman, L.P., its general partner
      By: Silver Lake (Offshore) AIV GP LTD., its general partner

      By: /S/Roberta S. Cohen
      Name: Roberta S. Cohen
      Title: Attorney-in-Fact

      Joint Filer: Silver Lake Partners Cayman, L.P.
Address: c/o Silver Lake Partners, L.P., 2725 Sand Hill Road, Suite 150, Menlo Park, California 94025
Designated Filer: Silver Lake (Offshore) AIV GP LTD.
       Issuer: Seagate Technology (STX)
       Date of Event Requiring Statement: January 3, 2005

       Signature:  Silver Lake Partners Cayman, L.P.
      By: Silver Lake Technology Associates Cayman, L.P., its general partner
      By: Silver Lake (Offshore) AIV GP LTD., its general partner

       By:  /S/Roberta S. Cohen
      Name: Roberta S. Cohen
      Title: Attorney-in-Fact